TOTAL RETURN U.S. TREASURY FUND, INC.

SUPPLEMENT DATED DECEMBER 16, 2014 TO THE

PROSPECTUS DATED MARCH 1, 2014, AS SUPPLEMENTED SEPTEMBER 5, 2014

*** Important Notice Regarding Fund Reorganization ***

On December 10, 2014, the Board of Directors of the Total Return U.S. Treasury Fund, Inc. (Total Return Fund) approved, subject to shareholder approval, a proposed reorganization of the Total Return Fund into the Centre Active U.S. Treasury Fund (Centre Treasury Fund).  Centre manages the Centre Treasury Fund’s portfolio using a similar investment objective and strategies as the Total Return Fund.

In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization which provides that (1) Total Return Fund will transfer its assets and stated liabilities to the Centre Treasury Fund in exchange for shares of Centre Treasury Fund; and (2) the Total Return Fund will distribute the shares of the Centre Treasury Fund to its shareholders.  Shareholders of the Total Return Fund will receive the same number of full and fractional shares in the equivalent class of shares of the Centre Treasury Fund as they held before the Reorganization.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the reorganization.  This meeting is expected to occur at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 on or about March 16, 2015.  If approved by shareholders, the reorganization is scheduled to occur on or about March 17, 2015.

For shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE